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                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                         STRATEGIC PARTNERS(SM) ADVISOR

                       SUPPLEMENT, DATED OCTOBER 17, 2003
                        TO PROSPECTUS, DATED MAY 1, 2003

The following expense examples supersede the expense examples that follow the "Summary of Contract Expenses" section of the May 1, 2003 prospectus. These expense examples were calculated based on the assumptions described below, including the maximum fees and expenses of any of the underlying mutual funds (not including the effect of any expense reimbursement or fee waiver).

                                EXPENSE EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1: ENHANCED DEATH BENEFIT OPTION

This example assumes that:

- You invest $10,000 in Strategic Partners Advisor;

- You elect the ENHANCED Death Benefit Option;

- You allocate all of your assets to the variable investment options having the maximum total operating expenses;

- Your investment has a 5% return each year; and

- The mutual fund's total operating expenses remain the same each year.

EXAMPLE 2: BASIC DEATH BENEFIT OPTION

This example assumes that:

- You invest $10,000 in Strategic Partners Advisor;

- You elect the BASIC Death Benefit Option;

- You allocate all of your assets to the variable investment options having the maximum total operating expenses;

- Your investment has a 5% return each year; and

- The mutual fund's total operating expenses remain the same each year.

Because this contract has no withdrawal charges, your costs are not impacted by whether or not you choose to make withdrawals. Your actual costs may be higher or lower, but below are examples of what your costs would be based on these assumptions.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

If your contract value is less than $50,000 on your contract anniversary (or upon a full withdrawal), we deduct the lesser of $30.00 or 2% of the contract value. The examples use an average annual contract fee, which we calculated based on our estimate of the total contract fees we expect to collect in 2003. Based on these estimates, the annual contract fee is included as an annual charge of 0.038% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s).

Premium taxes are not reflected in the examples. A charge for premium taxes may apply depending on the state where you live.

ENHANCED DEATH BENEFIT

EXAMPLE 1:
-----------------------------------
    1 YR   3 YRS    5 YRS    10 YRS
-----------------------------------
    $470   $1,413   $2,362   $4,762

BASIC DEATH BENEFIT

    EXAMPLE 2:
-----------------------------------
    1 YR   3 YRS    5 YRS    10 YRS
-----------------------------------
    $445   $1,343   $2,250   $4,565